SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                   FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934




                                  November 4, 1999
               Date of Report (date of earliest event reported)



                           BINGOGOLD.COM, INC.
          Exact name of Registrant as Specified in its Charter



   Nevada                       33-033-28D          87-054172
State or Other Jurisdiction     Commission File    IRS Employer
Identification Incorporation       Number             Number


          543 Granville Street, Suite 303, Vancouver, B.C. V6C
1X8
           Address of Principal Executive Offices, Including Zip
Code



                                (604) 683-2888
               Registrant's Telephone Number, Including Area Code


                         COFITRAS ENTERTAINMENT, INC.
                             7829 South 3500 East
                         Salt Lake City, Utah  84121
             Former Name or Former Address, if Changed Since Last
Report

ITEM 5.  OTHER EVENTS.

     On October 27, 1999, pursuant to a resolution of the Board of Directorsof the rgistrant, dated October 25, 1999, the company changed its name from Cofitras Enterainment, Inc. to BingoGold.com, Inc. On October 27, 1999, the address of the registrant was changed to: 543 Granville Street, Suite 303, Vancouver, British Columbia, Canada V6C 1X8.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    BINGOGOLD.COM, INC.


Dated: October 27, 1999             By:/s/Richard D. Wilk
                                   Richard D. Wilk, President